UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 25, 2013
(Date of Report - Date of Earliest Event Reported)

First Cash Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19133 (Commission File Number)	75-2237318 (IRS Employer Identification No.)

690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
(Address of principal executive offices, including zip code)

(817) 460-3947
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 25, 2013, certain affiliates of First Cash Financial Services, Inc. (hereafter the “Company”) and O'Pak Credit LP, Pro Pawn LP and Milar Credit LP (hereafter, collectively the “Sellers”), entered into an asset purchase agreement (the “Agreement”) pursuant to which the Company acquired from Sellers substantially all of the assets of the Sellers, which own and operate a chain of 19 pawn stores located in the state of Texas primarily under the name "Value + Pawn."

The closing of the transactions contemplated by the Agreement occurred simultaneously with the effective date of the Agreement on June 25, 2013. The purchase price for the all-cash transaction was approximately $70,200,000, subject to closing and post-closing adjustments and was funded primarily by the Company's unsecured line of credit. A portion of the consideration has been allocated as consideration for certain non-competition covenants of the Sellers. The Agreement contains representations, warranties, covenants and indemnification provisions that the Company believes are customary for a transaction of this size and type.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement, which is filed as Exhibit 10.1 hereto, and incorporated into this report by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

As described in Item 7.01 herein and the related press release (Exhibit 99.1), the Company provided earnings guidance for the three month period ending June 30, 2013 and adjusted fiscal 2013 earnings guidance.

The information provided in this Item 2.02 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On June 25, 2013, the Company issued a press release announcing that it is providing guidance for earnings per share from continuing operations for the three month period ending June 30, 2013 and adjusting fiscal 2013 guidance for earnings per share from continuing operations. The Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 7.01.

The information provided in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	* Asset Purchase Agreement, dated June 25, 2013

99.1	Press Release dated June 25, 2013 announcing the Company's acquisition of 19 pawnshops in the state of Texas and adjusted fiscal 2013 earnings guidance

*The annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted annexes and exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 28, 2013	FIRST CASH FINANCIAL SERVICES, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Document
10.1	* Asset Purchase Agreement, dated June 25, 2013

99.1	Press Release dated June 25, 2013 announcing the Company's acquisition of 19 pawnshops in the state of Texas and adjusted fiscal 2013 earnings guidance

3